                      Morgan Stanley Fundamental Value Fund
                          Item 77(O) 10F-3 Transactions
                       April 1, 2006 - September 30, 2006

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Symant  6/13/    -     $99.50 $1,000,  278,00    0.03%  0.28%   Citigr  Citigr
  ec      06                  000,000     0                      oup,     oup
 Corp                                                           Morgan
 Note                                                           Stanle
 0.75%                                                            y,
6/15/2                                                           UBS,
  011                                                            Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                JPMorg
                                                                  an
                                                                Securi
                                                                 ties

                                                                Citigr
                                                                 oup,
Symant  6/13/    -     $99.25 $1,000,  139,00    0.14%  0.14%   Morgan  Citigr
  ec      06                  000,000     0                     Stanle    oup
 Corp                                                             y,
 Note                                                            UBS,
 1.00%                                                           Banc
6/15/2                                                            of
  013                                                           Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                JPMorg
                                                                  an
                                                                Securi
                                                                 ties